Filed pursuant to Rule 497(e)
Registration Nos. 033-96634; 811-09094

Leuthold Funds, Inc.
Leuthold Core Investment Fund Retail Class Shares (Ticker: LCORX) Institutional Class Shares (Ticker: LCRIX)	Leuthold Select Industries Fund LSLTX
Leuthold Global Fund Retail Class Shares (Ticker: GLBLX) Institutional Class Shares (Ticker: GLBIX)	Grizzly Short Fund GRZZX
Leuthold Core ETF LCR Listed on NYSE Arca, Inc.
Supplement dated April 1, 2022
to the Prospectus dated January 31, 2022, as amended and supplemented to date
Change in Portfolio Manager of Grizzly Short Fund
All references to Kristen Perleberg as a portfolio manager of the Grizzly Short Fund are hereby deleted and replaced by references to Philip D. Segner as a portfolio manager of the Grizzly Short Fund.  In addition, the information below is hereby incorporated into the Prospectus:
Portfolio Managers – Grizzly Short Fund
Greg M. Swenson, CFA, and Philip D. Segner, CFA, are the portfolio managers of the Fund. Mr. Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006. Mr. Segner is a portfolio manager of the Adviser, has been a senior analyst of The Leuthold Group since 2022, an institutional trader with The Leuthold Group since 2010, and was an analyst of The Leuthold Group between 2015-2022.
Fund PMs
Grizzly Short Fund                        Greg M. Swenson, CFA
  Philip D. Segner, CFA

Mr. Segner is a portfolio manager of the Adviser, has been a senior analyst of The Leuthold Group since 2022, an institutional trader with The Leuthold Group since 2010, and was an analyst of The Leuthold Group between 2015-2022.

If you have any questions, please call the Leuthold Funds at 1-800-273-6886 (toll free).
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The date of this Supplement is April 1, 2022.
Please retain this Supplement for future reference.